Exhibit 10.2
REGISTRATION RIGHTS AGREEMENT
     THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) by and between Flagstar Bancorp, Inc. (the “Company”), a corporation organized under the laws of the State of Michigan, with its principal offices at 5151 Corporate Drive, Troy, Michigan 48098-2639, and the undersigned subscriber (the “Subscriber”) is effective as of the date on which the Company accepts that certain Subscription Agreement by and between the Company and the Subscriber (the “Subscription Agreement”).
     WHEREAS, the Company has entered into an Investment Agreement made as of December 17, 2008 with MP Thrift Investments L.P., a Delaware limited partnership (“MP Thrift”), pursuant to which MP Thrift agreed to purchase from the Company 250,000 shares of a series of convertible participating voting preferred stock, $0.01 par value per share, of the Company (the “Convertible Preferred Stock”), at a purchase price of $1,000 per share, with each share convertible into common stock, par value $0.01 per share, of the Company (the “Common Stock”), at the liquidation preference divided by $0.80 (subject to adjustment pursuant to anti-dilution provisions) (the “MP Thrift Investment Agreement”);
     WHEREAS, in order to induce MP Thrift to enter into the MP Thrift Investment Agreement, the Subscribers have agreed to purchase 6,650,000 shares of Common Stock (the “Management Shares”) at a price per Management Share of $0.80 per share, provided, however, that if the Company does not have sufficient shares of Common Stock available for issuance prior to an amendment to the Company’s Amended and Restated Articles of Incorporation to increase the number of authorized shares thereunder, then the Subscribers shall instead purchase an equivalent number shares of Convertible Preferred Stock on an as converted basis as would have been purchased if sufficient shares of Common stock were available for issuance; and
     WHEREAS, in order to induce the Subscriber to enter into the Subscription Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the “Securities Act”), and applicable state securities laws.
     IN CONSIDERATION of the mutual covenants contained in this Agreement, the Company and the Subscriber agree as follows:
     SECTION 1. Piggyback Registration.
          (a) Whenever the Company proposes to register with the Securities and Exchange Commission (the “SEC”) any of its securities acquired pursuant to the MP Thrift Investment Agreement and the registration form to be filed may be used for the registration or qualification for distribution of the Management Shares, the Company will give prompt written notice to Subscriber of its intention to effect such a registration (but in no event less than ten days prior to the anticipated filing date with the SEC) and will include in such registration statement all Management Shares with respect to which the Company has received written requests for inclusion therein within five business days after the date of the Company’s notice (a “Piggyback Registration”). Any such person who has made such a written request may withdraw its Management Shares from such Piggyback Registration by giving written notice to the Company and, if applicable, the managing underwriter on or before the fifth business day prior to the planned effective date of such Piggyback Registration. The Company may terminate or withdraw any registration statement under this Section 1(a) prior to the effectiveness of such registration, whether or not Subscriber has elected to include Management Shares in such registration.
          (b) If the registration referred to in Section 1(a) is proposed to be underwritten, the Company will so advise Subscriber as a part of the written notice given pursuant to Section 1(a). In such event, the right of Subscriber to registration pursuant to this Section 1 will be conditioned upon such persons’ participation in such underwriting and the inclusion of such person’s Management Shares in the underwriting, and each such person will (together with the Company and the other persons distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. If any participating person disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company, the managing underwriter and Subscriber.
          (c) If a Piggyback Registration relates to an underwritten primary offering on behalf of the Company, and the managing underwriters advise the Company that in their reasonable opinion the number of securities requested to be included in such registration exceeds the number which can be sold without adversely affecting the marketability of such offering (including an adverse effect on the per share offering price), the Company will include in such registration or prospectus only such number of securities that in the reasonable opinion of such underwriters can be sold without adversely affecting the marketability of the offering (including an adverse effect on the per share offering price), which securities will be so included in the following order of priority subject to any conflicting terms of the agreements entered into by the Company and the United States Department of the Treasury under the TARP Capital Purchase Program: (i) first, the securities the Company proposes to sell, (ii) second, Registrable Securities of MP Thrift and all other Holders and the Management Shares of the Subscriber who have requested registration of Registrable Securities and Management Shares, respectively, pursuant to Section 4.7(a)(4) of the MP Thrift Investment Agreement and Section 1(a) of this Agreement, respectively, pro rata on the basis of the aggregate number of such securities or shares owned by each such person, and (iii) third, any other securities of the Company that have been requested to be so included, subject to the terms of the MP Thrift Investment Agreement and this Agreement.
     SECTION 2. Expenses of Registration. All Registration Expenses incurred in connection with any registration, qualification or compliance hereunder shall be borne by the Company. All Selling Expenses incurred in connection with any registrations hereunder, shall be borne by the holders of the securities so registered pro rata on the basis of the aggregate offering or sale price of the securities so registered.
     SECTION 3. Obligations of the Company. The Company shall use its reasonable best efforts for so long as the Subscriber holds the Management Shares to take such actions as are under its control to not become an ineligible issuer (as defined in Rule 405 under the Securities Act). In addition, whenever required to effect the registration of any Management Shares or facilitate the distribution of Management Shares pursuant to an effective registration statement, the Company shall, as expeditiously as reasonably practicable:

          (a) Prepare and file with the SEC a prospectus supplement with respect to a proposed offering of Management Shares pursuant to an effective registration statement, subject to this Section 3, to keep such registration statement effective or such prospectus supplement current.
          (b) Prepare and file with the SEC such amendments and supplements to the applicable registration statement and the prospectus or prospectus supplement used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.
          (c) Furnish to the Subscriber and any underwriters such number of copies of the applicable registration statement and each such amendment and supplement thereto (including in each case all exhibits) and of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Management Shares owned or to be distributed by them.
          (d) Use its reasonable best efforts to register and qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as shall be reasonably requested by the Subscriber or any managing underwriter(s), to keep such registration or qualification in effect for so long as such registration statement remains in effect, and to take any other action which may be reasonably necessary to enable such seller to consummate the disposition in such jurisdictions of the securities owned by such Subscriber; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.
          (e) Notify the Subscriber at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the applicable prospectus, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.
          (f) Give written notice to the Subscriber:
               (i) when any registration statement filed pursuant to Section 1 or any amendment thereto has been filed with the SEC and when such registration statement or any post-effective amendment thereto has become effective;
               (ii) of any request by the SEC for amendments or supplements to any registration statement or the prospectus included therein or for additional information;
               (iii) of the issuance by the SEC of any stop order suspending the effectiveness of any registration statement or the initiation of any proceedings for that purpose;
               (iv) of the receipt by the Company or its legal counsel of any notification with respect to the suspension of the qualification of the Management Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

               (v) of the happening of any event that requires the Company to make changes in any effective registration statement or the prospectus related to the registration statement in order to make the statements therein not misleading (which notice shall be accompanied by an instruction to suspend the use of the prospectus until the requisite changes have been made); and
               (vi) if at any time the representations and warranties of the Company contained in any underwriting agreement contemplated by Section 3(j) cease to be true and correct.
          (g) Use its reasonable best efforts to prevent the issuance or obtain the withdrawal of any order suspending the effectiveness of any registration statement referred to in Section 3(f)(iii) at the earliest practicable time.
          (h) Upon the occurrence of any event contemplated by Section 3(e) or 3(f)(v), promptly prepare a post-effective amendment to such registration statement or a supplement to the related prospectus or file any other required document so that, as thereafter delivered to the Subscriber and any underwriters, the prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. If the Company notifies the Subscriber in accordance with Section 3(f)(v) to suspend the use of the prospectus until the requisite changes to the prospectus have been made, then the Subscriber and any underwriters shall suspend use of such prospectus and use their reasonable best efforts to return to the Company all copies of such prospectus (at the Company’s expense) other than permanent file copies then in such Subscriber’s or underwriter’s possession.
          (i) Use reasonable best efforts to procure the cooperation of the Company’s transfer agent in settling any offering or sale of Management Shares, including with respect to the transfer of physical stock certificates into book-entry form in accordance with any procedures reasonably requested by the Subscriber or any managing underwriter(s).
          (j) Enter into an underwriting agreement in customary form, scope and substance and take all such other actions reasonably requested by the Subscriber or by the managing underwriter(s), if any, to expedite or facilitate the underwritten disposition of such Management Shares, and in connection therewith in any underwritten offering (including making members of management and executives of the Company available to participate in “road show”, similar sales events and other marketing activities), (i) make such representations and warranties to the managing underwriter(s), if any, with respect to the business of the Company and its subsidiaries, and the registration statement, prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, in customary form, substance and scope, and, if true, confirm the same if and when requested, (ii) use its reasonable best efforts to furnish underwriters opinions of counsel to the Company, addressed to the managing underwriter(s), if any, covering the matters customarily covered in such opinions requested in underwritten offerings, (iii) use its reasonable best efforts to obtain “cold comfort” letters from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any business acquired by the Company for which financial statements and financial data are included in the registration statement) who have certified the financial statements included in such registration statement, addressed to each of the managing underwriter(s), if any, such letters to be in customary form and covering matters of the type customarily covered in “cold comfort” letters, (iv) if an underwriting agreement is entered into, the same shall contain indemnification provisions and procedures customary in underwritten offerings, and (v) deliver such documents and certificates as may be reasonably requested by the Subscriber, its counsel and the managing underwriter(s), if any, to evidence the continued validity of the representations and warranties made pursuant to clause (i) above and to evidence compliance with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company. Notwithstanding anything contained herein to the contrary, the Company shall not be required to enter into any underwriting agreement or permit any underwritten offering absent an agreement by the applicable underwriter(s) to indemnify the Company in form, scope and substance as is customary in underwritten offerings by the Company in which an affiliate of the Company acts as an underwriter.
          (k) Make available for inspection by a representative of the Subscriber, the managing underwriter(s), if any, and any attorneys or accountants retained by such Subscriber or managing underwriter(s), at the offices where normally kept, during reasonable business hours, financial and other records, pertinent corporate documents and properties of the Company, and cause the officers, directors and employees of the Company to supply all information in each case reasonably requested by any such representative, managing underwriter(s), attorney or accountant in connection with such registration statement.
          (l) Cause all such Management Shares to be listed on each securities exchange on which similar securities issued by the Company are then listed or, if no similar securities issued by the Company are then listed on any securities exchange, use its reasonable best efforts to cause all such Management Shares to be listed on the NYSE or the NASDAQ Stock Market, as determined by the Company.
          (m) If requested by the Subscriber, or the managing underwriter(s), if any, promptly include in a prospectus supplement or amendment such information as the Subscriber or managing underwriter(s), if any, may reasonably request in order to permit the intended method of distribution of such securities and make all required filings of such prospectus supplement or such amendment as soon as practicable after the Company has received such request.
          (n) Timely provide to its security holders earning statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder.
     SECTION 4. Suspension of Sales. During any Scheduled Black-out Period and upon receipt of written notice from the Company that a registration statement, prospectus or prospectus supplement contains or may contain an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that circumstances exist that make inadvisable use of such registration statement, prospectus or prospectus supplement, Subscriber shall forthwith discontinue disposition of Management Shares until termination of such Scheduled Black-Out Period or until Subscriber has received copies of a supplemented or amended prospectus or prospectus supplement, or until such Subscriber is advised in writing by the Company that the use of the prospectus and, if applicable, prospectus supplement may be resumed, and, if so directed by the Company, such Subscriber shall deliver to the Company (at the Company’s expense) all copies, other than permanent file copies then in such Subscriber’s possession, of the prospectus and, if applicable, prospectus supplement covering such Management Shares current at the time of receipt of such notice.

     SECTION 5. Termination of Registration Rights. A Subscriber’s registration rights as to any Management Shares shall terminate when (i) they are sold pursuant to an effective registration statement under the Securities Act, (ii) they may be sold pursuant to Rule 144 without limitation thereunder on volume or manner of sale, or (iii) they shall have ceased to be outstanding.
     SECTION 6. Furnishing Information.
          (a) Subscriber shall not use any free writing prospectus (as defined in Rule 405) in connection with the sale of Management Shares without the prior written consent of the Company.
          (b) It shall be a condition precedent to the obligations of the Company to take any action pursuant to Section 3 that Subscriber and the underwriters, if any, shall furnish to the Company such information regarding themselves, the Management Shares held by them and the intended method of disposition of such securities as shall be required to effect the registered offering of their Management Shares.
     SECTION 7. “Market Stand-Off” Agreement; Agreement to Furnish Information. Subscriber hereby agrees:
          (a) that Subscriber shall not sell, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale with respect to any common equity securities of the Company or any securities convertible into or exchangeable or exercisable for any common equity securities of the Company held by Subscriber (other than those included in the registration) for a period specified by the representatives of the underwriters of the common equity or equity-related securities not to exceed ten days prior and 90 days following the effective date of any firm commitment underwritten registered sale of common equity securities of the Company or any securities convertible into or exchangeable or exercisable for any common equity securities of the Company by the Company for the Company’s own account in which the Company gave Purchaser an opportunity to participate in accordance with Section 1; provided that all executive officers and directors of the Company enter into similar agreements and only if such persons remain subject thereto (and are not released from such agreement) for such period;
          (b) to execute and deliver such other agreements as may be reasonably requested by the Company or the representatives of the underwriters which are consistent with the foregoing obligation in Section 7(a) or which are necessary to give further effect thereto; and
          (c) if requested by the Company or the representative of the underwriters of Common Stock (or other securities of the Company), Subscriber shall provide, within ten days of such request, such information as may be required by the Company or such representative in connection with the completion of any public offering of the Company’s securities pursuant to a registration statement filed under the Securities Act in which Subscriber participates;
provided, that clauses (a) and (b) of this Section 7 shall not apply to Subscriber that is the beneficial owner of less than 5% of the outstanding common stock of the Company. With respect to any underwritten offering of Management Shares by Subscriber pursuant to this Agreement, the Company agrees not to effect (other than pursuant to such registration or pursuant to a Special Registration) any public sale or distribution, or to file any registration statement (other than such registration or a Special Registration) covering any of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the period not to exceed ten days prior and 90 days following the effective date of such offering, if requested by the managing underwriter. “Special Registration” means the registration of (i) equity securities and/or options or other rights in respect thereof solely registered on Form S-4 or Form S-8 (or successor form) or (ii) shares of equity securities and/or options or other rights in respect thereof to be offered to directors, members of management, employees, consultants, customers, lenders or vendors of the Company or its direct or indirect subsidiaries or in connection with dividend reinvestment plans.
     SECTION 8. Rule 144; Rule 144A. With a view to making available to Subscriber the benefits of certain rules and regulations of the SEC which may permit the sale of the Management Shares to the public without registration, the Company agrees to use its reasonable best efforts to:
          (a) make and keep public information available, as those terms are understood and defined in Rule 144(c)(1) or any similar or analogous rule promulgated under the Securities Act, at all times after the effective date of this Agreement;
          (b) (A) file with the SEC, in a timely manner, all reports and other documents required of the Company under the Exchange Act and (B) if at any time the Company is not required to file such reports, make available, upon request of any Subscriber, such information necessary to permit sales pursuant to Rule 144A (including the information required by Rule 144A(d)(4) under the Securities Act);
          (c) so long as Subscriber owns any Management Shares, furnish to Subscriber forthwith upon request: a written statement by the Company as to its compliance with the reporting requirements of Rule 144 under the Securities Act, and of the Securities Exchange Act of 1934; a copy of the most recent annual or quarterly report of the Company; and such other reports and documents as Subscriber may reasonably request in availing itself of any rule or regulation of the SEC allowing it to sell any such securities without registration; and
          (d) take such further action as any Subscriber may reasonably request, all to the extent required from time to time to enable such Subscriber to sell Management Shares without registration under the Securities Act.
     SECTION 9. As used in this Agreement, the following terms shall have the following respective meanings:
          (a) “Holder” means MP Thrift and any other holder of Management Shares to whom the registration rights conferred by the MP Thrift Investment Agreement have been transferred in compliance with Section 4.7(h) thereof.
          (b) “Register” and “registered” shall refer to a registration effected by preparing and (a) filing a registration statement in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of effectiveness of such registration statement or (b) filing a prospectus and/or prospectus supplement in respect of an appropriate effective registration statement.

          (c) “Registrable Securities” means the securities purchase pursuant to the MP Thrift Investment Agreement (and any shares of capital stock or other equity interests issued or issuable to any Holder with respect to such securities) by way of stock dividends or stock splits or in connection with a combination of shares, recapitalization, merger or other reorganization), provided that, once issued, such securities will not be Registrable Securities when (i) they are sold pursuant to an effective registration statement under the Securities Act, (ii) they may be sold pursuant to Rule 144 without limitation thereunder on volume or manner of sale, (iii) they shall have ceased to be outstanding or (iv) they have been sold in a private transaction in which the transferor’s rights under the MP Thrift Investment Agreement are not assigned to the transferee of the securities. No Registrable Securities may be registered under more than one registration statement at any one time.
          (d) “Registration Expenses” means all expenses incurred by the Company in effecting any registration pursuant to this Agreement (whether or not any registration or prospectus becomes effective or final) or otherwise complying with its obligations under this Agreement, including, without limitation, all registration, filing and listing fees, printing expenses, fees and disbursements of counsel for the Company, blue sky fees and expenses, expenses incurred in connection with any “road show”, and expenses of the Company’s independent accountants in connection with any regular or special reviews or audits incident to or required by any such registration, but shall not include Selling Expenses and the compensation of regular employees of the Company, which shall be paid in any event by the Company.
          (e) “Rule 144”, “Rule 144A”, “Rule 159A”, “Rule 405” and “Rule 415” mean, in each case, such rule promulgated under the Securities Act (or any successor provision), as the same shall be amended from time to time.
          (f) “Scheduled Black-out Period” means the period from and including the last day of a fiscal quarter of the Company to and including the business day after the day on which the Company publicly releases its earnings for such fiscal quarter, provided that the trading window applicable to the Company’s senior management under the Company’s trading policies then in effect is not open any time during such period.
          (g) “Selling Expenses” mean all discounts, selling commissions and stock transfer taxes applicable to the sale of Management Shares.
     SECTION 10. At any time, Subscriber may elect to forfeit its rights set forth in this Agreement from that date forward; provided, that a Subscriber forfeiting such rights shall nonetheless (i) be obligated under Section 7(a) with respect to any pending underwritten offering to the same extent that such Subscriber would have been obligated if the Subscriber had not withdrawn and (ii) be entitled to participate under Section 1 in any pending underwritten offering to the same extent that such Subscriber would have been entitled to if the Subscriber had not withdrawn; and provided, further, that no such forfeiture shall terminate a Subscriber’s rights or obligations under Section 6 with respect to any prior registration or pending underwritten offering. “Pending Underwritten Offering” means, with respect to any Subscriber forfeiting its rights pursuant to this Section 10, (i) any registered sale described in 7(a) that has an effective date prior to the date of such Subscriber’s forfeiture, and (ii) any other underwritten offering of

Management Shares (including an underwritten offering pursuant to a shelf registration statement) in which such Subscriber has advised the Company of its intent to register its Management Shares pursuant to Section 1 prior to the date of such Subscriber’s forfeiture.
     SECTION 11. Notices. All notices, requests, consents and other communications hereunder shall be in writing, shall be mailed by first-class registered or certified airmail, e-mail, confirmed facsimile or nationally recognized overnight express courier postage prepaid, and shall be deemed given when so mailed and shall be delivered as addressed as follows:
          (a) if to the Company, to:
Flagstar Bancorp, Inc.
5151 Corporate Drive,
Troy, Michigan 48098-2639
Attention: Mr. Paul Borja
Facsimile: (248) 312-6833
E-mail: paul.borja@flagstar.com
with a copy to:
Kutak Rock LLP
1101 Connecticut Avenue, N.W.
Suite 1000
Washington, DC 20036-4374
Attention: Jeremy Johnson, Esq.
Facsimile: (202) 828-2488
E-mail: jeremy.johnson@KutakRock.com
     or to such other person at such other place as the Company shall designate to the Subscriber in writing; and
          (b) if to a Subscriber, at its address as set forth at the end of this Agreement, or at such other address or addresses as may have been furnished to the Company in writing.
     SECTION 12. Changes. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Subscriber. Any amendment or waiver effected in accordance with this Section 12 shall be binding upon each holder of any Management Shares purchased under this Agreement at the time outstanding, each future holder of all such Management Shares, and the Company.
     SECTION 13. Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.
     SECTION 14. Severability. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

     SECTION 15. Governing Law; Venue. This Agreement is to be construed in accordance with and governed by the federal law of the United States of America and the internal laws of the State of New York without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of New York to the rights and duties of the parties. The Company and the Subscribers each submit to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York State court sitting in New York City for purposes of all legal proceedings arising out of or relating to this Agreement and the transactions contemplated hereby. The Company and the Subscribers each irrevocably waive, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.
     SECTION 16. Counterparts. This Agreement may be executed in counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties. Facsimile signatures shall be deemed original signatures.
     SECTION 17. Entire Agreement. This Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Subscriber make any representation, warranty, covenant or undertaking with respect to such matters. Each party expressly represents and warrants that it is not relying on any oral or written representations, warranties, covenants or agreements outside of this Agreement.
     SECTION 18. Further Assurances. Each party agrees to cooperate fully with the other parties and to execute such further instruments, documents and agreements and to give such further written assurance as may be reasonably requested by any other party to evidence and reflect the transactions described herein and contemplated hereby and to carry into effect the intents and purposes of this Agreement.
[Remainder of Page Left Intentionally Blank]

     IN WITNESS WHEREOF, Subscriber and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

COMPANY: FLAGSTAR BANCORP, INC.
By:
Name:
Title:

          IN WITNESS WHEREOF, Subscriber and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

SUBSCRIBER:
By:
Name:

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